UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 9, 2010 (April 8, 2010)

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28481	86-0891931
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 475002
(Address of principal executive offices)

(+86) 378-292-5211
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 8, 2010, Henan Tonghai Fluid Equipment Co., Ltd., a Chinese corporation (the “Subsidiary”), a wholly-owned subsidiary of China Valves Technology, Inc. (the “Company”), acquired 100% assets of Shanghai Pudong Hanwei Valve Co., Ltd. (“Hanwei Valve”), for a total cash consideration of U.S. $21 million pursuant to an Asset Transfer Agreement, dated April 8, 2010, among the Subsidiary and the equity owners of Hanwei Valve (the “ Asset Transfer Agreement”). The Company issued a press release on April 9, 2010 announcing the acquisition of Hanwei Valve. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Hanwei Valve was established in 1992 and produces more than 20 series of valve products in over 6,000 different sizes ranging from 0.38 inches to 116 inches in diameter. Its main products include ball valves, check valves, butterfly valves, gate valves and other general purpose valves for a variety of applications, including oil refineries, chemical production and transport, electric power plants, and water supply. Hanwei Valve owns patents for a 24-way rotary valve used in simulating moving bed molecular sieve absorption-separation units in large-scale petrochemical equipment, for chromatogram separation units used in bioengineering, and for fully welded ball valves used in long distance gas pipelines. Hanwei Valve is the sole producer of the fully-welded ball valve and 24-way rotary valve in China. For fiscal year 2010, the Company expects Hanwei Valve to contribute $20 million in revenue and $5 million in net income to the Company.

The description of the Asset Transfer Agreements in this current report is a summary only and is qualified in its entirety by the terms of the Asset Transfer Agreement, which is attached hereto as exhibit 10.1 and is hereby incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(d)	Exhibits :

The following exhibit is filed with this current report on Form 8-K.

Exhibit	Description of Exhibit
Number

10.1	English translation of Asset Transfer Agreement, dated as of April 8, 2010, by and among Henan Tonghai Fluid Equipment Co., Ltd., Shanghai Pudong Hanwei Valve Co., Ltd., Shanghai Hanhuang Valve Co., Ltd. and Hong Kong Hanxi Investment Co., Ltd.
99.1	Press release dated April 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: April 9, 2010

/s/ Siping Fang
Siping Fang
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
Number

10.1	English translation of Asset Transfer Agreement, dated as of April 8, 2010, by and among Henan Tonghai Fluid Equipment Co., Ltd., Shanghai Pudong Hanwei Valve Co., Ltd., Shanghai Hanhuang Valve Co., Ltd. and Hong Kong Hanxi Investment Co., Ltd.
99.1	Press release dated April 9, 2010